EXHIBIT 10.(e)
                                                                  --------------



                           COMPENSATION DEFERRAL PLAN

                                       OF

                         SUBURBAN PROPANE PARTNERS, L.P.

                                       AND

                             SUBURBAN PROPANE, L.P.



                 (A Nonqualified Plan of Deferred Compensation)
                             Effective May 26, 1999





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                           COMPENSATION DEFERRAL PLAN


 SECTION 1: PURPOSE
            -------

                  The purpose of the Compensation Deferral Plan sponsored by Suburban Propane Partners, L.P. and Suburban Propane, L.P. (the "Deferral Plan") is to allow Eligible Employees to surrender their right to receive all or a portion of their unvested Common Units granted under the Suburban Propane Partners, L.P. 1996 Restricted Unit Plan ("Restricted Unit Plan") prior to the time their Common Units are substantially certain to vest in exchange for the right to participate in and receive certain payments under the Deferral Plan. The Deferral Plan also allows Eligible Employees to defer receipt of Special Common Units that may be granted by the Partnership prior or subsequent to the effective date of the Deferral Plan. The Deferral Plan shall be effective for amounts payable on or after May 26, 1999. The Deferral Plan is intended to be a nonqualified "top-hat" plan; that is, an unfunded plan of deferred compensation maintained for certain employees of a select group of management or highly compensated employees pursuant to Sections 201(2), 30l(a)(3), and 40l(a)(l) of ERISA, and an unfunded plan of deferred compensation under the Code.

SECTION 2:  DEFINITIONS
            -----------

2.1:        "Acquisition  Loan  Note"  means  the promissory  note  of even date herewith of the General Partner in favor of Mellon Bank, N.A. in the original aggregate principal amount of $6,000,000.

2.2:        "Acquisition  Loan  Termination  Date"  means  the date on which all amounts due and owing under the Acquisition Loan Note are repaid in full, whether upon maturity, acceleration, prepayment or otherwise.

2.3:        "Beneficiary" means the  individual, individuals or estate  entitled
(as determined under Section 7) to receive payment under the Deferral Plan following a Participant's death.

2.4:        "Board"  means the Board of Supervisors of the Partnership from time to time established in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Partnership of even date herewith, as in effect from time to time.

2.5:        "Change in Control" means:

(i) an acquisition (other than directly from the MLP) of Common Units or voting equity interests of the MLP ("Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), other than the MLP, the Partnership, the General Partner or any affiliate of the General Partner, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty three and one-third percent (33-1/3%) of the combined voting power of the MLP's then outstanding Units; PROVIDED, HOWEVER, that in determining whether a Change in Control has occurred, Units which are acquired in a "Non-Control Acquisition" shall not constitute an acquisition which would cause a Change in Control. For purposes of this definition of Change in Control, a "Non-Control Acquisition" means an acquisition by (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the MLP, the Partnership or any of its affiliates or (B) any corporation, partnership or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the MLP (for

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         purposes  of this  definition  of  Non-Control  Acquisition,  any  such corporation, partnership or other person, a "Subsidiary"), (ii) the MLP or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as defined in clause (ii) of this definition of Change in Control); or

(ii) approval by the requisite percentage of the partners of the MLP of (A) a merger, consolidation or reorganization involving the MLP, unless
         (x) the holders of Units immediately before such merger, consolidation or reorganization own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding Units of the entity resulting from such merger, consolidation or reorganization (the "Surviving Entity") in substantially the same proportion as their ownership of the Units immediately before such merger, consolidation or reorganization, and (y) no person or entity (other than the MLP, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Partnership, the MLP, the Surviving Entity, or any person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of more than thirty three and one-third percent (33-1/3%) of the then outstanding Units), has Beneficial Ownership of more than thirty three and one-third percent (33-1/3%) of the combined voting power of the Surviving Entity's then outstanding voting securities (any such merger or consolidation under the immediately preceding subclauses (x) and (y) of this clause (A), a "Non-Control Transaction"); (B) a complete liquidation or dissolution of the MLP; or (C) the sale or other disposition of 50% or more of the net assets of the MLP to any Person (other than a transfer to a Subsidiary).

            Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the MLP which, by reducing the number of Voting Securities outstanding, increases the proportional number of units Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the MLP, and after such acquisition by the MLP, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

2.6:        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.7:        "Committee" means a committee consisting of at least two (2) members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein. Each of such member shall be a "non-employee" director within the meaning of Section 16b-3 of the Exchange Act.

2.8:        "Common  Units"   means  the   common   units  representing  limited
partnership interests of the MLP and, where applicable, Special Common Units.

2.9:        "Date of Deferral" means (i) the date the MLP deposits  Common Units into the Trust pursuant to a Participant's election to surrender the right to receive Common Units under the Restricted Unit Plan and (ii) with respect to Special Common Units only, the date on which the MLP deposits such Special Common Units into the trust on behalf of the Eligible Employee.

2.10:       "Deferral  Election  Form"   means   the   written  agreement  of  a
Participant, in such form as may be prescribed by the Committee, filed with the Partnership according to procedures and at such times as established by the Committee.

2.11:       "Deferral Plan" has the meaning set forth in Section 1.

2.12:       "Employee" means a person who is an  employee of the  Partnership or one of its affiliates and "Eligible Employee" means a person who is a participant in the Restricted Unit Plan designated by the Committee or any other employee so designated by the Committee.

2.13:       "Equity Investment Fund Rate" means the difference between the value of the equity fund (designated on Schedule 2.13 attached hereto) determined as of (i) the later of the Date of Deferral or the effective date of a Participant's election under Section 8.2(c), and (ii) the relevant valuation date for determining the amount of earnings of such investment fund in accordance with Section 8. Such value shall include any hypothetical dividends and hypothetical capital gains distributions paid on such investment fund during the period for which the Equity Investment Fund Rate is being determined, as if such hypothetical dividends or hypothetical capital gains distributions are reinvested when payable in additional shares of such fund. The value of such investment fund for purposes of this Section 2.13 shall mean the net asset value of such investment fund as reported by such fund.

2.14:       "Exchange  Act"  means the  Securities  Exchange  Act  of  1934,  as amended.

2.15:       "Fixed Income Fund Rate" means the  difference  between the value of the fixed income fund (designated on Schedule 2.15 attached hereto) as of (i) the later of the Date of Deferral or the effective date of a Participant's election under Section 8.2(c), and (ii) the relevant valuation date for determining the amount of earnings of such investment fund in accordance with
Section 8. Such value shall include any hypothetical dividends and hypothetical capital gains distributions paid on such investment fund during the period for which the Fixed Income Rate is being determined, as if such hypothetical dividends or hypothetical capital gains distributions are reinvested when payable in additional shares of such fund. The value of such investment fund for purposes of this Section 2.15 shall mean the net asset value of such investment fund as reported by such fund.

2.16:       "General  Partner"  means Suburban  Energy  Services  Group  LLC,  a
Delaware limited liability company, as general partner of the MLP and the Partnership.

2.17:       "MLP"  means  Suburban  Propane  Partners,  L.P., a Delaware limited partnership.

2.18:       "MLP Partnership Agreement" means the Second  Amended  and  Restated
Partnership Agreement of the MLP of even date herewith, as in effect from time to time.

2.19:       "Note Purchase Agreement" means the Note Purchase  Agreement between the Partnership and Mellon Bank, N.A. relating to the Acquisition Loan Note.

2.20:       "Operating Agreement"  means  the Operating Agreement of the General
Partner of even date herewith, as in effect from time to time.

2.21:       "Participant"  means an  Eligible Employee  who  participates in the
Deferral Plan under Section 4.

2.22:       "Partnership"  means  Suburban  Propane,  L.P.,  a Delaware  limited partnership, and its successors.

2.23:       "Percentage Interest"  means a  Participant's membership interest in the General Partner as determined in accordance with the Operating Agreement.

2.24:       "Special Common Units" means  Common Units subject  to forfeiture as described in Section 5.2.

2.25:       "Quarterly  Distribution"  means  any quarterly  distribution on the
Common Units and on the General Partner's general partner interest in the MLP made by the MLP from time to time pursuant to the MLP Partnership Agreement.

2.26:       "Trust Agreement"  means  the  Benefits  Protection  Trust Agreement entered into by the MLP with First Union National Bank, as trustee, effective as of May 26, 1999.

2.27:       "Trust" means the Trust established under the Trust Agreement.

2.28:       "Trustee"  means  First  Union  National  Bank,  as  trustee, or its successor as designated under the Trust Agreement.

2.29:       "Unforeseen Emergency" means an event  beyond  the  control  of  the
Participant that would result in severe financial hardship to the Participant if early withdrawal of all or a portion of the Participant's account balance (as provided for in Section 6.1(b)) were not permitted. Whether a Participant has an Unforeseen Emergency shall be determined by the Committee.

SECTION 3:  ADMINISTRATION
            --------------

3.1:        The Committee shall supervise the  administration and interpretation of the Deferral Plan, may establish administrative regulations to further the purpose of the Deferral Plan and shall take any other action necessary to the proper operation of the Deferral Plan. The Committee has the discretion to take any action or make any decision it deems necessary in the administration of the Deferral Plan. All decisions and acts of the Committee shall be final and binding upon all Participants, their Beneficiaries and all other persons.

3.2:        The  Committee  shall  provide  each  Participant,  semi-annually, a statement of the Participant's account balance under the Deferral Plan.

SECTION 4:  ELIGIBILITY TO PARTICIPATE
            --------------------------

4.1:        An Eligible Employee shall become a Participant in the Deferral Plan by the completion of a timely filing and acceptance by the Partnership of the Deferral Election Form, in such form and according to the terms and conditions established by the Committee. A Participant (or any Beneficiary who becomes entitled) remains a Participant as to his account until his account balance is fully distributed under the terms of the Deferral Plan.

SECTION 5:  PARTICIPATION
            -------------

5.1:        EFFECTIVE DATE OF PARTICIPATION.  Participation  under  the Deferral
Plan shall become effective only on the Date of Deferral.

5.2:        PARTICIPATION AS TO SPECIAL  COMMON  UNITS.  The  Partnership  shall deposit Special Common Units in the Trust with respect to the Eligible Employees set forth on Schedule 1 attached hereto (as such schedule may be amended by the Partnership from time to time to reflect additional Eligible Employees). Upon a Participant's termination of employment, Special Common Units shall be forfeited in accordance with Section 6.3(b).

SECTION 6:  PAYMENTS TO PARTICIPANTS AND BENEFICIARIES
            ------------------------------------------

6.1:        TIME OF PAYMENT.  (a) Subject  to  subsections  (b) and (c) of  this
Section 6.1, a Participant shall make an irrevocable election to commence receipt of payments under this Deferral Plan upon a specific future payment date as set forth in the Deferral Election Form following the Date of Deferral; PROVIDED, HOWEVER, distributions may be accelerated in accordance with Section
9. A Participant making such an election shall receive his or her lump sum payment in the January next following his or her future payment date; or, if applicable, such Participant shall receive installment payments in accordance with Sections 6.2 or 6.3.

(b) A Participant who has not yet terminated employment, but who has an Unforeseen Emergency, may receive any or all of his or her account balance on or after the Acquisition Loan Termination Date; PROVIDED that the Participant may not receive an amount greater than the amount necessary to meet the Unforeseen Emergency and any amounts necessary for the Participant to pay his or her federal, state and local income taxes with respect to the amount received that are reasonably anticipated  to result from the  withdrawal  of such amount  under this
         Section 6.1.

(c) Notwithstanding any provision in this Deferral Plan to the contrary, a Participant may, prior to a Change in Control, elect to receive payment of his or her account balance under this Deferral Plan at such time as the Board determines that a Change in Control has occurred. Such payment shall be made in a lump sum within 45 days after the Change in Control.

6.2:        FORM OF PAYMENTS. (a)  A Participant may  elect to  receive  payment under this Deferral Plan in a lump sum or in annual or quarterly installments over a period not to exceed twenty years, in accordance with terms of his or her Deferral Election Form. Installment payments must commence as described in
Section 6.1, and must be completed by the calendar year in which the Participant attains age 85. If a Participant does not elect the form of his or her payments, such payments shall be made in a lump sum payment.

(b) A Participant may elect to receive installment payments either (i) annually, with payment made each January or (ii) quarterly, with payment commencing in the January that payment was otherwise due in accordance with Section 6.1. If a Participant does not elect the form of his her installment payments, such installment payments shall be made annually each January.

(c) A Participant may change the form of payment previously elected to another form only one time; provided, however, that such election is made at least six months prior to the Participant's scheduled commencement of distributions pursuant to his or her Deferral Election Form and the election is subject to the consent of the Committee.

(d) Subject to Section 6.3, if a Participant dies at any time before having received any portion of his or her account balance under this Deferral Plan, payment of the remaining amounts shall be made to the Participant's Beneficiary as follows:

            (1) If the Participant's Beneficiary is his or her surviving spouse, such Participant's entire account balance under this Deferral Plan shall be paid as follows:

                    (i) ten annual installments or a shorter schedule, if so elected by the surviving spouse, or

                    (ii) a lump sum payment payable as soon as practicable but in no event later than on or about the January 1st following the Participant's death.

            (2) If  the Participant's  Beneficiary is  someone other than his or her surviving spouse, such Participant's entire account balance under this Deferral Plan shall be paid in a lump sum payment as soon as practical following the Participant's death.

            (3) If a Participant  dies at  any time after  payment of his or her account balance under this Deferral Plan has begun, such Participant's Beneficiary shall continue to receive payment of the Participant's account in the same manner as the Participant elected, or such shorter payment schedule as elected by the Beneficiary.

(e) If any lump sum distribution otherwise payable under this Deferral Plan would be disallowed in any part as a deduction to the Partnership in accordance with Section l62(m) (or a successor section) of the Code, the Committee may determine to distribute the amount of such benefit in installments such that the Participant or Beneficiary shall receive the maximum amount permissible in each installment and still preserve the Partnership's full tax deduction.

6.3:        TERMINATION  OF  EMPLOYMENT.  (a)  Distribution  of a  Participant's
deferral account shall commence as soon as practicable following the date of distribution elected by the Participant pursuant to the Deferral Election Form, regardless of whether a Participant has terminated employment for any reason prior to such date; provided, however, if a Participant dies prior to the distribution date elected on the Deferral Election Form, distribution shall commence to the Participant's Beneficiary as soon as practicable following the Acquisition Loan Termination Date.

(b) Notwithstanding anything to the contrary in this Plan, with respect to Special Common Units, upon a Participant's termination of employment from the Partnership for any reason prior to the fifth anniversary of the Date of Deferral, the Participant shall forfeit any Special Common Units as follows: (i) if termination of employment is prior to the third anniversary of the Date of Deferral, 100% of the Participant's Special Common Units, (ii) if termination of employment is prior to the fourth anniversary of the Date of Deferral, 75% of the Participant's Special Common Units, and (iii) if termination of the employment is prior to the fifth anniversary, 50% of the Participant's Special Common Units. Special Common Units granted to new employees shall be subject to the forfeiture provisions of this Section 6.3(b). Any forfeited Special Common Units shall be cancelled.

6.4:        PAYMENT IN U.S. DOLLARS. All payments under this Deferral Plan shall be made in U.S. dollars or Common Units, as applicable.

6.5:        REDUCTION OF PAYMENTS. All  payments under this  Deferral Plan shall be reduced by any and all amounts that the Partnership is required to withhold pursuant to applicable law.

6.6:        ADDITIONAL DEFERRALS. Notwithstanding Section 6.1, a Participant who
has made an election deferral in accordance with Section 5 hereof, may make an election to further defer such amounts; PROVIDED such election is made in accordance with the following provisions:

            (a) The additional deferral election must be made no later  than (i)
                six months prior to the scheduled date of distribution as set forth on the Deferral Election Form and (ii) during the tax year immediately preceding the year the Participant would otherwise receive payments pursuant to Section 6.1 hereof;

            (b) There may be only one additional deferral election made pursuant to this Section 6.6.

SECTION 7:  BENEFICIARIES
            -------------

                  A Participant may at any time and from time to time prior to death designate one or more Beneficiaries to receive any payments to be made following the Participant's death. If no such designation is on file with the Partnership at the time of a Participant's death, the Participant's Beneficiary shall be the beneficiary or beneficiaries named in the beneficiary designation most recently filed by the Participant with the Partnership. If the Participant has not effectively designated a beneficiary, or if no beneficiary so designated has survived the Participant, the Participant's Beneficiary shall be the Participant's surviving spouse, or, if no spouse has survived the Participant, the estate of the deceased Participant. If an individual Beneficiary cannot be located for a period of one year following the Participant's death, despite mail notification to the Beneficiary's last known address, and if the Beneficiary has not made a written claim for benefits within such period to the Committee, the Beneficiary shall be treated as having predeceased the Participant. The Committee may require such proof of death and such evidence of the right of any person to receive all or part of the benefit of a deceased Participant as the Committee may consider to be appropriate. The Committee may rely upon any direction by the legal representatives of the estate of a deceased Participant, without liability to any other person.

SECTION 8:  EARNINGS ACCRUALS
            -----------------

8.1:        GENERAL. Each Participant's account balance shall be  credited  with
Quarterly Distributions plus earnings from the Date of Deferral through the date such deferral is paid out, or withdrawn pursuant to Section 6, Section 8.3 or
Section 9. Earnings under this Section 8.1 shall accrue at the rate elected in accordance with Section 8.2.

8.2:        EARNINGS ACCRUAL RATE.
            ----------------------

(a) ACCRUAL RATES. Earnings accruing in accordance with Section 8.1 shall accrue at (i) the Fixed Income Fund Rate, (ii) the Equity Investment Fund Rate, or (iii) a combination of the two rates.

(b) INITIAL ELECTION. A Participant shall designate at the time of the election to surrender the right to receive Common Units granted under the Restricted Unit Plan which accrual rate or rates shall apply to the Quarterly Distribution with respect to his or her deferral of Common Units, provided that such designation must be in 10% increments, effective as of the date the Acquisition Loan Note has been satisfied in full. For all periods prior to the full repayment of the Acquisition Loan Note, the Fixed Income Fund Rate shall apply.

(c) ELECTION CHANGES. Following the Acquisition Loan Termination Date, a Participant may, as of each June 30th and December 31st, elect to change the accrual rate under this Section 8.2 with respect to any or all previous deferrals under the Deferral Plan.

SECTION 9:  ACCELERATION OF PAYMENTS
            ------------------------

9.1:        ACCELERATION.  Notwithstanding any  other provision of this Deferral
Plan to the contrary, pursuant to the Participant's acknowledgment in his or her Deferral Election Form:

            (a) the Partnership  or the MLP may, in its sole  discretion, if the
                Partnership elects or is required to make any payment on the Acquisition Loan Note under the Note Purchase Agreement, (i) accelerate a Participant's rights to receive distributions under this Deferral Plan of up to all of the Common Units and all Quarterly Distributions accumulated in the Participant's deferral account necessary to satisfy the Participant's pro rata share of the amount of the Partnership's payment on the Acquisition Loan Note, where the Participant's pro rata share of such amount is determined based on the Participant's Percentage Interest (or deemed Percentage Interest under the Operating Agreement), subject, in any event, to Section 9.2 with respect to such accelerated payment, and also (ii) cause a forfeiture of up to all of the Participants' rights to receive distributions of all remaining Common Units and any future Quarterly Distributions otherwise payable on such remaining Common Units under this Deferral Plan; PROVIDED that if the Partnership elects to cause a forfeiture under this subclause
                (ii) of less than all of the Participants' rights to receive distributions of all such remaining Common Units and any future Quarterly Distributions on such remaining Common Units, then the amount forfeited by each Participant shall be determined based on the Participant's pro rata share of the total amount forfeited, where the Participant's pro rata share of such total amount is determined based on the Participant's Percentage Interest (or deemed Percentage Interest under the Operating Agreement);

            (b) the Trustee shall,  in  the event  it receives  notice from  the
                General Partner of a capital call required to be made by the Participants pursuant to the Operating Agreement, accelerate distribution of each Participant's right to receive distributions of all Quarterly Distributions accumulated in the Participants deferral account to pay such capital call, with each Participant's share of the capital call to be determined based on the Participant's Percentage Interest (or deemed Percentage Interest under the Operating Agreement), but subject to the following:

                    (i) for each fiscal quarter through the last day of the fiscal quarter ending on March 31, 2001, the Trustee may accelerate, as necessary to satisfy the capital call, up to all amounts in excess of $232,500 of the Quarterly Distributions deposited in the Participant's deferral account during such quarter, plus all amounts in excess of $232,500 of the Quarterly Distributions deposited in the Participant's deferral account for any previous fiscal quarter that were not already distributed under this clause (i); and

                    (ii) at any time on or after the last day of the of the fiscal quarter ending on March 31, 2001, the Trustee may accelerate, as necessary to satisfy the capital call, the sum of all accumulations, including Quarterly Distributions, not previously distributed, plus one-hundred percent (100%) of any or all the accumulation of Quarterly Distributions and accumulations thereon thereafter deposited in the Participant's deferral account;

            (c) if Adjusted Operating Surplus (as defined in the MLP Partnership
                Agreement, but determined as set forth in the last proviso of this Section 9.1(c))for any four fiscal-quarter period ending on or prior to March 31, 2001 is less than the sum of the aggregate

                Minimum Quarterly Distribution (as defined in the MLP Partnership Agreement) for such four fiscal-quarter period (a "Distribution Shortfall"), then the MLP shall have the right to cause the Trustee to accelerate a Participant's rights to receive distributions under this Deferral Plan of all Quarterly Distributions accumulated in the Participant's deferral account as and to the extent necessary to pay the Participant's pro rata share of the Distribution Shortfall with respect to the fiscal quarter in which it occurs, but only with respect to any such fiscal quarter ending on or prior to March 31, 2001, where the Participant's pro rata share of the Distribution Shortfall is determined based on the Participant's Percentage Interest (or deemed Percentage Interest under the Operating Agreement); PROVIDED that the accelerated payment for any such fiscal quarter shall not exceed, in the aggregate, (i) $232,500 times the number of fiscal quarters from and including the quarter ending September 30, 1999 less (ii) any amounts previously applied pursuant to this Section 9.1(c) and; PROVIDED FURTHER, for all purposes of the definition of Adjusted Operating Surplus under the MLP Partnership Agreement and this Section 9.1(c), any net changes in operating balance sheet accounts during the applicable four fiscal-quarter period, including net changes in working capital borrowings, other than borrowings distributed to Suburban's unitholders, shall be disregarded.

Distributions pursuant to Sections 9.1(a) and (b), to the extent used to pay the Acquisition Loan Note, shall be directly applied as capital contributions of the Participant under the Operating Agreement.

If at any time any of the MLP, the Partnership or the General Partner shall make simultaneous requests for distribution under this Section 9.1, the MLP's request shall receive first priority, with the Partnership's and the General Partner's requests to receive second and third priority, respectively.

9.2:        SPECIAL  DISTRIBUTION  TO  PARTICIPANT.    In   the   event  of  any
acceleration  of a  Participant's  benefits  under  Section 9.1(a)  (i) or under
Section 9.1(b), the Participant shall receive a distribution in cash or, to the extent necessary, Common Units (at their fair market value), in the amount of the Participant's federal, state and local taxes, payable with respect to the full amount of the accelerated distribution (computed as provided in the Operating Agreement).

In the event a determination is made by the MLP that amounts held by the Trust with respect to the Participants' deferral accounts are treated as income realized by the Participants, the MLP, in its discretion, may direct the Trustee to distribute an amount necessary to satisfy all income tax obligations payable by the Participant (computed as provided in the Operating Agreement) on such income, plus applicable interest and penalties, if any, on the amount of such income.

SECTION 10: GENERAL PROVISIONS
            ------------------

10.1:       PROHIBITION   OF   ASSIGNMENT   OF   TRANSFER.     Any   assignment,
hypothecation, pledge or transfer of a Participant's or Beneficiary's right to receive payments under the Deferral Plan shall be null and void and shall be disregarded.

10.2:       DEFERRAL PLAN NOT TO BE FUNDED. The  Partnership is not required to, and will not, for the purpose of funding the Deferral Plan, segregate any monies from its general funds, create any trusts, other than the Trust, or make any special deposits, and the right of a Participant or Beneficiary to receive a payment under the Deferral Plan shall be no greater than the right of an unsecured general creditor of the Partnership.

10.3:       EFFECT OF PARTICIPATION. Neither selection as an Eligible  Employee, nor an election to participate or participation in the Deferral Plan, shall affect the Partnership's right to discharge an Eligible Employee or a Participant.

10.4:       COMMUNICATIONS TO BE IN  WRITING.   All   elections,   requests  and
communications to the Committee from Participants and Beneficiaries, and all communications to such persons from the Committee, shall be in writing, and in such form and manner, and within such time, as the Committee shall determine.

10.5:       ABSENCE OF LIABILITY.  No  officer,   director  or  employee  of the
Partnership shall be personally liable for any act or omission to act, under the Deferral Plan, of any other person, or, except in circumstances involving bad faith, for such officer's, director's or employee's own act or omission to act.

10.6:       TITLES FOR REFERENCE ONLY.  The titles given herein to Sections  and subsections are for reference only and are not to be used to interpret the provisions of the Deferral Plan.

10.7:       NEW  YORK  LAW  TO  GOVERN.    All   questions  pertaining  to   the
construction, regulation, validity and effect of the provisions of the Deferral Plan shall be determined in accordance with New York law, without regard to the principles or policies of conflicts of law thereof.

10.8:       AMENDMENT.  The  Committee may amend  the Deferral Plan at any time, but no amendment may be adopted which alters the payments due Participants or Beneficiaries, as of the date of the amendment, or the times at which payments are due, without the consent of each Participant affected by the amendment and of each Beneficiary (of a then deceased Participant) affected by the amendment.

10.9:       PLAN TERMINATION.  The  Committee may terminate the Deferral Plan at any time, but such termination may not alter the payments due Participants or Beneficiaries, as of the date of such termination, without the consent of each Participant affected by the termination and of each Beneficiary (of a then deceased Participant) affected by the termination. In the event of such termination, all amounts under this Deferral Plan shall become immediately payable in accordance with Section 6.2, PROVIDED that the Committee, in its discretion, upon Deferral Plan termination or at any time thereafter, may decide to make lump sum payments in lieu of annual payments.

                                    SUBURBAN PROPANE PARTNERS, L.P.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    SUBURBAN PROPANE, L.P.



                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----



SECTION 1:......................................................PURPOSE      1

SECTION 2:..................................................DEFINITIONS      1

SECTION 3:...............................................ADMINISTRATION      8

SECTION 4:...................................ELIGIBILITY TO PARTICIPATE      8

SECTION 5:................................................PARTICIPATION      8

SECTION 6:...................PAYMENTS TO PARTICIPANTS AND BENEFICIARIES      9

SECTION 7:................................................BENEFICIARIES     14

SECTION 8:............................................EARNINGS ACCRUALS     15

SECTION 9:.....................................ACCELERATION OF PAYMENTS     16

SECTION 10:..........................................GENERAL PROVISIONS     18